Supplement dated January 30, 2025
to the Prospectus, Summary Prospectus and Statement of Additional Information (SAI), as supplemented (as applicable), of the following fund:
Fund	Prospectus and Summary Prospectus Dated	SAI Dated
Columbia ETF Trust I
Columbia Semiconductor and Technology ETF (the Fund)	3/1/2024	8/27/2024
At a Special Meeting of Shareholders of the Fund held on January 30, 2025, shareholders of the Fund approved, in accordance with the recommendation of the Fund’s Board of Trustees, a proposal to change the Fund’s fundamental policy regarding industry concentration. Accordingly, effective February 28, 2025, the fundamental policy on industry concentration is as follows:
The Fund may not purchase the securities of any issuer if, as a result, less than 25% of the Fund’s total assets would be invested in the securities of issuers principally engaged in the technology and related group of industries, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Shareholders should retain this Supplement for future reference.
SUP321_10_004_(01/25)